SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 2002


                         PRG-SCHULTZ INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28000

             Georgia                                    58-2213805
 (State or other jurisdiction of               (IRS Employer Identification
          incorporation)                                   No.)




           2300 Windy Ridge Parkway
               Suite 100 North
               Atlanta, Georgia                               30339-8426
   (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code (770) 779-3900





          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On August 19, 2002, PRG-Schultz International, Inc. ("PRG-Schultz") issued press releases announcing that the board of directors has elected Mark C. Perlberg president and chief operating officer of PRG-Schultz and that Howard Schultz, chairman, Andrew Schultz, executive vice president and director, and certain of their affiliates have entered into agreements to sell approximately $75.7 million, or approximately 8.68 million shares, of PRG-Schultz common stock to certain affiliates of Berkshire Partners LLC and Blum Capital Partners LP in private transactions and have granted PRG-Schultz an option to purchase up to
2.89 million shares of PRG-Schultz common stock at $8.72 per share plus accretion at 8% per annum. PRG-Schultz hereby incorporates by reference herein the information set forth in its Press Releases dated August 19, 2002, copies of which are attached hereto as Exhibit 99.1and Exhibit 99.2.

Except for the historical information contained in this report, the statements made by PRG-Schultz are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. PRG-Schultz's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Releases. For further information on other risk factors, please refer to the "Forward Looking Statements" contained in PRG-Schultz's Form 10-Q as filed with the Securities and Exchange Commission on June 30, 2002 and to the "Risk Factors" contained in PRG-Schultz's prospectus dated April 24, 2002, as filed with the Securities and Exchange Commission on April 25, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number              Description
         --------------              -----------
         99.1                        Press Release dated August 19, 2002
         99.2                        Press Release dated August 19, 2002



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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PRG-SCHULTZ INTERNATIONAL, INC.



Date: August 19, 2002             By: /s/     Donald E. Ellis, Jr.
                                     -------------------------------------------
                                     Donald E. Ellis, Jr., Executive Vice
                                     President-Finance, Chief Financial Officer
                                     and Treasurer




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



                                  EXHIBIT INDEX



Exhibit
Number   Description                                                   Page
-------  -----------                                                   ----
99.1     Press Release dated August 19, 2002                              5
99.2     Press Release dated August 19, 2002                              6




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